Exhibit 10(f)17








                              DEFERRED COMPENSATION PLAN

                                         FOR


                                ______________________
                                    KEY EMPLOYEES
                                _____________________


                                          OF

                         SAVANNAH ELECTRIC AND POWER COMPANY












                    1As Amended July 23, 1986.  Effective July 23, 1986.
                    2As  Amended September 16, 1987.   Effective January 1,

          1987.
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                                  TABLE OF CONTENTS



          ARTICLE I      STATEMENT OF PURPOSE . . . . . . . . . . . . .   1

          ARTICLE II          DEFINITIONS . . . . . . . . . . . . . . .   1

          ARTICLE III         ELIGIBILITY AND PARTICIPATION . . . . . .   3

          ARTICLE IV     RETIREMENT BENEFITS  . . . . . . . . . . . . .   5

          ARTICLE V      SURVIVOR BENEFITS  . . . . . . . . . . . . . .   7

          ARTICLE VI     DISABILITY BENEFITS  . . . . . . . . . . . . .   9

          ARTICLE VII    SEVERANCE BENEFITS . . . . . . . . . . . . . .  10

          ARTICLE VIII   ADDITIONAL BENEFITS  . . . . . . . . . . . . .  11

          ARTICLE IX     ACCRUAL OF BENEFITS  . . . . . . . . . . . . .  11

          ARTICLE X      ADMINISTRATIVE COMMITTEE . . . . . . . . . . .  11

          ARTICLE XI     AMENDMENT AND TERMINATION  . . . . . . . . . .  13

          ARTICLE XII    MISCELLANEOUS  . . . . . . . . . . . . . . . .  13

          ARTICLE XIII   CONSTRUCTION . . . . . . . . . . . . . . . . .  16
























                                          i
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                                      ARTICLE I
                                 STATEMENT OF PURPOSE


               The purpose of this Plan is to benefit Savannah Electric and

          Power Company through increased incentive on the part of key employees of the Company and to further the long-term growth and earnings  of  the Company  by  offering  long-term incentives  in
          addition  to  current  compensation  to  the  limited  group   of

          management  employees   of  the  Company  who   will  be  largely
          responsible for such growth.


                                      ARTICLE II

                                     DEFINITIONS


               When used herein the following terms shall have the meanings indicated unless a different meaning is clearly required by the context.
               1.   "Annuity Starting Date":  The date  on which payment of

          a benefit payable hereunder is to commence.
               2.   "Committee": The Administrative Committee  appointed by

          the Board of Directors of the Company to administer this Plan.
               3.   "Company":   Savannah  Electric  and  Power Company,  a

          Georgia corporation, and its corporate successors.
               4.   "Deferred   Compensation   Agreement":   [The   written

          agreement between the Company and a Participant in substantially the form attached hereto as Exhibit A and made a part hereof.]2

               5. "Defined Contribution Plan": Shall include, but not be limited to, any of the following qualified employer contribution

          plans:  (i) 401-K,   cash  or   deferred  profit   sharing  plan;
          (ii) Thrift  plans;  (iii) defined  contribution  pension  plans;

          (iv) profit  sharing  plan;  (v) employee  stock  ownership  plan
          (ESOP); and  (vi) any other qualified  defined contribution  plan meeting the  qualifications  prescribed by  the Internal  Revenue
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          Code,  as  described  in  TEFRA,  or  any  subsequent  amendments thereto.

               6.   "Designated Beneficiary":   One or more  beneficiaries,
          as  designated  in writing  to  the Committee,  to  whom payments otherwise due to or for the benefit of the Participant hereunder shall be made in the event of his death prior to the complete

          payment   of  such  benefit.    In  the  event  no  such  written
          designation is made by a participant or if such beneficiary shall not be in existence at the Participant's death or if such beneficiary predeceases the Participant, the Participant shall be deemed to have designated his estate as such beneficiary.
               7.   "Disability Retirement":  Retirement from the employ of

          the Company because of Total Disability.
               8.   "Disability Retirement Date":   The date  upon which  a

          Participant retires from the employ of the Company because of Total Disability.

               9. "Early Retirement": Retirement from the employ of the Company upon or after attaining age sixty (60) but prior to age sixty-five (65).
               10.  "Early  Retirement  Date":    The  date  upon  which  a

          Participant who has attained an age of at least sixty (60) but has not yet reached age sixty-five (65) retires from the employ of the Company.
               11.  "Employee": A person who is employed by the Company.

               12. "Insurable": The life of a Participant is insurable at the time of an election to defer compensation under this Plan by an insurance company approved by the Committee and at premium rates acceptable to the Committee in the exercise of its sole and absolute discretion.
               13.  "Normal Retirement":  Retirement from the employ of the

          Company upon the Normal Retirement Date.
               14.  "Normal  Retirement Date":   The  date upon  which such

          Participant attains the age of sixty-five (65).
               15.  "Participant":  An Employee who is or hereafter becomes eligible  to  participate in  the  Plan and  does  participate by

                                          2
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          electing, in  the manner specified herein,  to defer compensation pursuant to this Plan.

               16.  "Plan":     The  Deferred  Compensation  Plan  for  Key
          Employees  of  Savannah  Electric  and  Power  Company  contained herein, and as may be amended from time to time hereafter.
               17.  "Postponed Retirement":   Retirement from the employ of

          the Company after attaining age sixty-five (65).
               18.  "Postponed  Retirement Date":   The  date upon  which a

          Participant over age sixty-five (65) retires from the employ of the Company.

               19. "Salary": The annual compensation paid by the Company to a Participant including (i) any payments from an executive incentive compensation plan and (ii) amounts of compensation deferred under any deferred compensation plan or arrangement.

               20.  "Total  Disability":   A  Participant is  to be  deemed
          totally  disabled  when  he  has  been  wholly  and  continuously disabled by reason of sickness or injury, and has been under the regular care of a physician approved by the Committee during the preceding six (6) months. The Participant shall thereafter be deemed to be permanently disabled so long as he is prevented from engaging in any  occupation as determined  by the Committee,  for
          which  he  is  reasonably   qualified,  by  training,  education,

          background and experience, as a result of said sickness or injury, provided he is still under the regular care of a physician acceptable to the Committee.
               21.  "Year of Service":  A period of twelve (12) consecutive months (no month to be counted in more than one Year of Service) during which the Participant has been or hereafter (i) is continuously employed by the Company, or (ii) is continuously on leave of absence approved by the Company.


                                     ARTICLE III

                            ELIGIBILITY AND PARTICIPATION




                                          3
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               1.   Eligibility.    The  Committee   shall  have  the  sole
          discretion to determine the employees that are eligible to become

          Participants in accordance with the purposes of the Plan.
               2.   Participation.

                    [(a) An eligible Employee participates in the Plan by irrevocably electing, in the manner specified herein, to defer future Salary at an annual rate for one (1) or four (4) consecutive calendar years (or such fewer years remaining until

          the Employee's  Normal Retirement Date).   An eligible employee]2
          may defer  a minimum of $1,000  per year under the  four (4) year election and $2,500 per year under the one (1) year election. The maximum annual amount of Salary which may be deferred shall be equal to fifty (50) percent of such Employee's Salary (as defined in Article II) for the calendar year in which such election is made;
                    (b) An  eligible Employee becomes a  Participant in the

          Plan upon the execution and delivery of a Deferred Compensation Agreement. Such Agreement must be executed on or before December

          31 to defer compensation to be earned in succeeding calendar years;

                    (c) During a deferral period(s), the annual amount of compensation to be deferred shall be deferred on a basis as determined by the Committee.
                    (d) The Committee shall be vested with the authority to

          deny Participants the right to defer Salary pursuant to the Plan in any calendar year, provided, however, any such denial shall apply to all eligible Participants.
               3.   Benefits.   [Benefits payable pursuant to  any election

          made  hereunder  will   be  calculated  and  based  upon  both  a
          Participant's  age at  the time  of a  deferral election  and the

          amount  of  deferrals.    In  addition,  the  amount  of Survivor
          Benefits  will depend on whether  the Participant is Insurable or non-Insurable.]2
               [4.  Conditions Subsequent.   The Committee shall be  vested

          with the authority to condition the Company's obligations under a

                                          4
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          Deferred  Compensation  Agreement  upon the  nonoccurrence  of  a legislative, judicial or regulatory  development or change  which adversely affects the Company's ability to informally finance such obligations, including, but not limited to, a change in any of the following federal income tax provisions:
                    (a)  the  current provisions  related to  the exclusion

          from gross income of proceeds of life insurance contracts payable upon the death of the insured;

                    (b) the current exclusion from income of any increase in the "cash value" or "inside build up" of life insurance contracts from time to time;
                    (c)  the  current exclusion from  income of any "policy

          loan" obtained by the owner of a life insurance contract;
                    (d)  the current exclusion  from income of  "dividends"

          on  a  life  insurance  contract  which   are  used  to  purchase
          additional insurance; and

                    (e)  the    current    provisions   related    to   the
          deductibility of interest paid on policy loans.

               In  the event  the  Company's obligations  under a  Deferred
          Compensation  Agreement  are   so  conditioned,  and  the   event

          constituting the condition subsequent occurs, the Company shall have the right, for a period of one (1) year following such event, to refund to the Participant or his Designated Beneficiary the deferrals made under the Deferred Compensation Agreement with interest from the date of deferral accrued at the rate of nine percent (9%) per annum compounded annually. The payment of such

          refund  shall  fully  and  completely   discharge  the  Company's
          obligations under  the Deferred Compensation Agreement  and shall fully and completely satisfy all the Participant's and his Designated Beneficiary's rights thereunder.]1


                                      ARTICLE IV

                                 RETIREMENT BENEFITS


               1.   Normal Retirement Benefit.

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                    (a)  Upon the Normal Retirement  of a Participant, such
          Participant becomes  entitled to  his Normal Retirement  Benefit.

          The Normal Retirement Benefit is a level fifteen (15) year annuity payable in one hundred eighty (180) equal monthly installments in the amount stated in the Participant's Deferred Compensation Agreement. Payment of the Normal Retirement Benefit

          shall  commence  on the  January  1st  immediately following  the
          Participant's  Normal  Retirement  Date   (such  date  being  the

          "Regular Annuity Starting Date") and shall continue on the first day of each month thereafter until one hundred eighty (180)

          monthly payments have been made.
                    (b)  The  Normal  Retirement Benefit  amount  which the

          Company will agree to pay depends upon a number of factors, including, among other things, the amount of the deferral and the length of time between the date of the deferral and the Annuity Starting Date of the benefit.]2

               2.   Postponed Retirement Benefit.
                    (a)  Upon  the Postponed  Retirement of  a Participant,

          such Participant  becomes  entitled to  his Postponed  Retirement
          Benefit.   The Postponed  Retirement Benefit  is a level  fifteen

          (15) year annuity payable in equal monthly installments. Payment of the Postponed Retirement Benefit shall commence on the January

          1st immediately following the Participant's Postponed Retirement Date (such date being the "Postponed Annuity Starting Date"), and shall continue on the first day of each month thereafter until one hundred eighty (180) monthly payments have been made.

                    (b) The monthly benefit of the Postponed Retirement Benefit shall be an amount equal to the monthly benefit of the

          Normal  Retirement   Benefit  increased   by  six   percent  (6%)
          compounded annually  for  each  year  that  the  Regular  Annuity

          Starting Date precedes his Postponed Annuity Starting Date.
               3.   Early Retirement Benefit.

                    (a) Upon the Early Retirement of a Participant, such Participant becomes entitled to his Early Retirement Benefit.

          The Early Retirement Benefit is a level fifteen (15) year annuity

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          payable in equal monthly installments, the amount of which  shall
          be the same as those of  the Normal Retirement Benefit.   Subject

          to Sections 3(b) and 3(c) of this Article IV, payment of the Early Retirement Benefit shall commence on the January 1st immediately following the Participant's Normal Retirement Date (such date being the "Regular Annuity Starting Date"), and shall continue on the first day of each month thereafter until one hundred eighty (180) monthly payments have been made.

                    (b) A Participant is entitled to elect to have payment of his Early Retirement Benefit commence on any January 1st following his Early Retirement Date and preceding his Regular Annuity Starting Date (such date being the "Accelerated Annuity

          Starting  Date").    Such  election  shall  be  made  in  writing
          delivered to the  Committee at  least thirty (30)  days prior  to such accelerated Annuity Starting Date.
                    (c)  In the event a  Participant elects an  Accelerated

          Annuity Starting Date, his Early Retirement Benefit shall be reduced by [seven percent (7%)]2 compounded annually for each year that the Accelerated Annuity Starting Date precedes his Regular Annuity Starting Date.

               4.   Death  Prior  to  Commencement of  Benefit.    Anything
          herein  to  the   contrary  notwithstanding,  in   the  event   a

          Participant dies after becoming entitled to his Normal Retirement Benefit or Early Retirement Benefit and prior to the Annuity

          Starting Date of such Retirement Benefit, the Participant's Designated Beneficiary shall receive, in lieu of such Retirement

          Benefit, the Survivor Benefit specified in Article V hereof.
               5.   Payments to Beneficiary.   In the  event a  Participant

          dies prior to full  payment of his Retirement Benefit  under this
          Article IV, all remaining payments due hereunder shall be made to such Participant's Designated Beneficiary.

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                                      ARTICLE V
                                  SURVIVOR BENEFITS


               1.   Survivor Benefit.   [Upon the occurrence of  any of the

          following events, the Company shall pay to the Participant's Designated Beneficiary the Survivor Benefits as defined in this

          Article V. The Survivor Benefits payable hereunder are in lieu of any other benefit under this Plan.

                    (a) The death of the Participant while employed by the Company;

                    (b)  The   death  of  the  Participant  after  becoming
          entitled  to a Retirement Benefit of Article IV hereof, but prior to commencement of payment of such benefit;
                    (c)  The   death  of  the  Participant  after  becoming

          entitled to the Disability Benefit of Article VI, Section 2, hereof, but prior to commencement of payment of such benefit; or

                    (d)  The   death  of  the  Participant  after  becoming
          entitled to the Severance  Benefit of Article VII,  Section l(b),

          hereof, but prior to commencement of payment of such benefit.]2
               2.   Payment.   [Payment  of  the  Survivor  Benefit  will]2

          commence on the first day of the month following receipt by the Committee of written proof of the Participant's death and shall continue on the first day of each month thereafter until one hundred eighty (180) monthly payments have been made.

               3.   Amount.
                    (a)  [If  the  Participant   is  Insurable,  then   the

          Survivor Benefit is a level fifteen (15) year annuity payable to his Designated Beneficiary in one hundred eighty (180) equal monthly installments in the amount(s) stated in the Participant's Deferred Compensation Agreement.

                    (b)  If the Participant is  not Insurable and his death
          both   (i) occurs   after   attaining   age   sixty   (60)    and

          (ii) constitutes one of the events described in Sections l(a), l(b), and l(c) of this Article V, then the Survivor Benefit is a level fifteen  (15) year  annuity payable  in one hundred  eighty

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          (180) equal monthly installments in a monthly amount equal to the present  value at the Participant's date of death of the Partici-

          pant's monthly Normal Retirement Benefit, as set forth in the Participants Deferred Compensation Agreement, discounted, for the period between the Participant's Regular Annuity Starting Date (as defined in Article IV, Section 1) and the Participant's date of death, by the Present Value Interest Rate stated in the Participant's Deferred Compensation Agreement or, if no such rate is so stated, ten percent (10%) per annum, compounded annually.
                    (c)  Anything to the  contrary herein  notwithstanding,

          if the Survivor Benefit is payable by reason of the Participant's death occurring at a time when, had he retired on the day of his death, he would have been entitled to the Postponed Retirement Benefit (as provided in Article IV, Section 2), then the monthly amount of the Survivor Benefit shall equal the monthly amount of the Participant's Normal Retirement Benefit, as set forth in the

          Participant's Deferred Compensation Agreement, increased by six percent (6%) per annum compounded annually for the period between the Participant's  Regular Annuity  Starting Date (as  defined in
          Article IV, Section 1) and the Participant's death.

                    (d) If the Participant is not Insurable and either the Participant has not attained age sixty (60) at the time of his death or his death constitutes the event described in Section l(d) of this Article V, then the total amount of the Survivor

          Benefit shall equal his actual gross deferrals plus interest thereon at nine percent (9%) per annum compounded annually until

          his date  of  death.    Such  amount  shall  be  payable  to  the
          Participant's  Designated  Beneficiary  at   the  option  of  the

          Committee in either a lump sum on the first day of the month immediately following receipt by the Committee of written proof of the Participant's death or in up to one hundred eighty (180) equal consecutive monthly installments with interest at nine percent (9%) per annum, compounded annually, commencing on the first day of the month immediately following receipt by the

          Committee of proof of the Participant's death.

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                    (e)  Notwithstanding anything herein  to the  contrary,
          in the event the Participant's death  occurs prior to April 1  of the year following the year in which the Participant enters into a Deferred Compensation Agreement, then no Survivor Benefit shall be payable pursuant to such Deferred Compensation Agreement. In lieu of any such Survivor Benefit, the Company shall pay to the

          Participant's Designated Beneficiary, in one lump sum, the actual
          gross  deferrals   made,  if  any,  pursuant   to  such  Deferred

          Compensation Agreement plus interest thereon at nine percent (9%) per annum until date of payment.]2


                                      ARTICLE VI

                                 DISABILITY BENEFITS


               1. Entitlement. [Upon Disability Retirement a Participant becomes entitled to the Disability Benefit described in this

          Article VI.
               2.   Disability Benefit.

                    (a)  The   Disability  Benefit   shall  be   a  benefit
          identical to the  Retirement Benefits as  provided in Article  IV hereof (either the Normal Retirement Benefit or Early Retirement Benefit, as the case may be), to which the retired Participant would have become entitled if he had retired]2 after attaining age sixty (60). Provided, however, in the event such Participant dies prior to commencement of payment of such Disability Benefit, the Participant's Designated Beneficiary shall receive, in lieu of  such Disability  Benefit, the  Survivor Benefit  specified in
          Article V hereof.

                    (b)  Notwithstanding   the   foregoing,  such   retired
          Participant may request  to receive,  in lieu  of the  Disability

          Benefit provided by subparagraph (a) above, a benefit equal to his actual gross deferrals plus interest thereon at nine percent

          (9%)   per  annum  compounded   annually  until   his  Disability
          Retirement Date.  Payment of such benefit is at the discretion of the Committee and  shall commence on the  first day of  the month

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          following   both   (i) the   retired   Participant's   Disability
          Retirement  Date and  (ii) the expiration  of six  (6)  months of

          Total Disability. Such benefit shall be payable in the option of the Committee either in a [lump sum or in up to sixty (60) equal consecutive monthly installments with interest at nine percent (9%) per annum.]2

               [3.  Re-Employment.   In  the  event  a retired  Participant
          entitled  to   a  Disability  Benefit  hereunder   but  prior  to

          commencement of payment of such benefit is reemployed by the Company in a capacity which entitles]2 him to participate in the

          Plan,  he  shall  forfeit   such  Disability  Benefit  and  shall
          participate in the Plan  as if his  service with the Company  had

          never terminated.   Anything  in  the foregoing  to the  contrary
          notwithstanding,  however,   if  at  the  time   of  the  retired

          Participant's reemployment payment of his Disability Benefit hereunder has already commenced, he shall be ineligible to again commence participation in the Plan and shall, therefore, have no right, claim or entitlement to any benefits hereunder other than full payment of such Disability Benefit.
               [4.  Payments  to Beneficiary.  In  the event that a retired disabled Participant dies after commencement of the payment of his disability benefit under this Article VI but prior to full payment of such  Disability Benefit,]2 all remaining payments due
          hereunder  shall  be   made  to  such   Participant's  Designated

          Beneficiary.


                                     ARTICLE VII
                                  SEVERANCE BENEFITS


               1.   Severance Benefits.

                    (a) In the event a Participant's employment with the Company terminates for any reason other than death, Total

          Disability, Early Retirement or Normal Retirement, and at the time of such termination such Participant has neither accrued fifteen (15) Years  of Service nor  attained age fifty-five  (55)

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          the Participant's participation in the Plan shall cease as of the date of such termination.  In  such event, the Company shall  pay the former Participant the  amount of his actual  gross deferrals
          plus  interest   thereon  at  [seven  percent   (7%)  per  annum,

          compounded annually. Such amount shall be payable to the former Participant at the option of the Committee in either a lump sum within ninety (90) days following such termination or in up to sixty (60) equal consecutive monthly installments with interest at seven percent (7%) per annum commencing within ninety (90) days following such termination.]2

                    (b) In the event a Participant's employment with the Company terminates for any reason other than death, Total

          Disability, Early Retirement or Normal Retirement, and at the time of such termination such Participant has either accrued fifteen  (15) or more Years of Service or attained age fifty-five
          (55) such Participant  shall receive a  benefit identical to  the

          Retirement Benefits of Article IV (either the Early Retirement Benefit or Normal Retirement Benefit, as the case may be) to which such  Participant would have become entitled  if he retired
          upon  or after attaining age  sixty (60).   Provided, however, in

          the event a Participant dies prior to commencement of payment of such Severance Benefit, the Participant's Designated Beneficiary

          shall receive, in lieu of such Severance Benefit, the Survivor Benefit specified in Article V hereof.

               2.   Payments to  Beneficiary.   In the event  a Participant
          dies  prior to full payment  of his Severance  Benefit under this

          Article VII, all remaining payments due hereunder shall be made to such Participant's Designated Beneficiary.


                                     ARTICLE VIII

                                 ADDITIONAL BENEFITS


               1. Loss of Benefits. It is possible that the deferral of a Participant's Salary pursuant to this Plan will result in a loss  of  benefits through  a  reduction of  amounts  actually or

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          potentially credited to his  account(s) under a qualified Defined
          Contribution Plan sponsored by the Company.

               2. Additional Benefits. If the Committee determines that a Participant has suffered a Benefit Loss in any year, additional benefits shall be provided to the Participant under this Plan as if the Participant had made a one (1) year deferral election to

          defer Salary  in an amount equal  to the Benefit Loss.   Such one
          (1) year  deferral election shall be deemed  to occur in the same year  in which the deferral  under this Plan  causes such Benefit
          Loss.


                                      ARTICLE IX

                                 ACCRUAL OF BENEFITS


               1. If the employment of a Participant terminates for any reason prior to the completion of the deferrals agreed upon in the Deferred Compensation Agreement or if the agreed deferrals are not made for any other reason, then all of his benefits under the Plan shall be reduced by a fraction, the numerator of which is the amount of the gross deferrals agreed to be deferred which were not deferred, and the denominator of which is the amount of gross deferrals agreed to be deferred.

               2.   The  reduction  of benefits  under  Section  1 of  this
          Article  IX shall  not  apply to  any  benefits receivable  by  a

          Participant or his Designated Beneficiary under:
                    (a)  [Article V, Section 1, (a) only, but only when the

          Participant is Insurable;
                    (b)  Article V, Section 3, (d) only;

                    (c)  Article VI, Section 2, (b) only;
                    (d)  Article VII, Section 1, (a) only;

                    (e)  Article VIII.]2


                                      ARTICLE X
                               ADMINISTRATIVE COMMITTEE

               1. This Plan shall be administered by an Administrative Committee of not less than three (3) members appointed by the

          Board of  Directors of the Company.   The Board of  Directors may
          from  time  to   time  appoint  members   of  the  Committee   in

          substitution for  the members  previously appointed and  may fill
          vacancies, however caused.   The Committee shall have  all powers

          necessary  to  enable  it   to  carry  out  its  duties   in  the
          administration   of  the  Plan.     Not  in  limitation,  but  in

          application of the foregoing, the Committee shall have the duty and power to determine all questions that may arise hereunder as to the status and rights of participants in the Plan.
               2.   The Committee shall  act by  a majority  of the  number

          then constituting the Committee, and such action may be taken either by a vote at a meeting or in writing without a meeting.

               3. The Committee shall keep a complete record of all its proceedings and all data relating to the administration of the

          Plan.
               4.   The  Committee  shall select  one of  its members  as a

          Chairman.   The  Committee  shall  appoint  a Secretary  to  keep
          minutes of its  meetings and the  Secretary may or  may not be  a member of the Committee. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.
               5.   No member  of the Committee shall  be personally liable

          for any actions taken by the Committee unless the member's action involves willful misconduct.

                                      ARTICLE XI
                              AMENDMENT AND TERMINATION


               The Company reserves the right, at any time or  from time to time, by action of its Board of Directors, to modify or amend in whole or in part any or all provisions of the Plan. In addition,

          the Company reserves the right by action of its Board of Directors to terminate the Plan in whole or in part. Provided,

          however,  such   termination  shall   not  affect  the   Deferred
          Compensation Agreements then in effect.

               Notwithstanding any provision of this Plan, should there be a change in the Internal Revenue Code prior to January 1, 1985,

          which would adversely affect the Company's operation of this Plan, the Board of Directors may, at its option, terminate this

          Plan.   Upon  such  termination all  amounts previously  deferred
          shall be refunded  to the respective  Participants together  with interest thereon at nine percent (9%) per annum.


                                     ARTICLE XII
                                    MISCELLANEOUS


               1.   Suicide.   Except  as  hereafter  provided, no  benefit

          shall be payable under the Plan with respect to a deferral election to a Participant or his Designated Beneficiary who dies as a result of suicide with twenty-five (25) months of the December 31st preceding a deferral period to defer compensation to be earned in the succeeding calendar year or years.
               In the  event of such suicide,  the Participant's Designated

          Beneficiary shall receive within a reasonable period the actual gross deferrals, if any, made by such Participant with interest at seven percent (7%) per annum to date of payment.
               2.   Non-Alienation of Benefits.  No right or benefit  under

          the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Agreement shall be void. No right or benefit hereunder shall in any manner be liable for or subject  to  the debts,  contracts, liabilities  or torts  of the
          person  entitled to  such benefits.   If  the Participant  or any

          beneficiary hereunder shall become bankrupt, or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of the Participant or his beneficiary,

          spouse, children or other dependents, or any of them in such manner and in such amounts and proportions as the Committee may deem proper.
               3.   No Trust Created.   The obligations  of the Company  to

          make  payments  hereunder shall  constitute  a  liability of  the
          Company to a Participant.   Such payments shall be  made from the

          general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund,

          or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant, his estate nor Designated Beneficiary shall have any interest in any particular asset of

          the  Company by  reason of  its obligations  hereunder.   Nothing
          contained in the  Plan shall create or be construed as creating a trust of any kind or other fiduciary relationship between the Company and a Participant or any other person.

               4. No Employment Agreement. Neither the execution of this Plan nor any action taken by the Company pursuant to this Plan shall be held or construed to confer on a Participant any legal right to be continued as an Employee of the Company in an

          executive  position or  in any other  capacity whatsoever.   This
          Plan shall not be  deemed to constitute a contract  of employment between the Company and a Participant, nor shall any provision herein restrict the right of the Company to discharge any

          Participant or restrict the right of any Participant to terminate his employment with the Company.

               5.   Designation  of Beneficiary.   Participants  shall file
          with  the Company  a notice  in writing  designating one  or more

          Designated Beneficiaries to whom payments otherwise due to or for the benefit of the Participant hereunder shall be made in the event of his death prior to the complete payment of such benefit. Participants shall have the right to change the beneficiary or beneficiaries so designated from time to time; provided, however, that any change shall not become effective until received in writing by the Committee.
               6.   Claims  for Benefits.   Each Participant or beneficiary

          must claim any benefit to which he is entitled under this Plan by a written notification to the Committee. If a claim is denied,

          it must be denied within a reasonable period of time, and be con-tained in a written notice stating the following:

                    A.   The specific reason for the denial.
                    B.   Specific reference to the Plan provision on  which

          the denial is based.
                    C.   Description  of  additional information  necessary

          for the claimant to present his claim, if any, and an explanation of why such material is necessary.

                    D.   An  explanation  of   the  Plan's  claims   review
          procedure.

               The claimant will have 60 days to request a review of the denial by the Committee, which will provide a full and fair review. The request for review must be in writing delivered to the Committee. The claimant may review pertinent documents, and he may submit issues and comments in writing.

               The decision by the Committee with respect to the review must be given within 60 days after receipt of the request, unless special  circumstances  require  an  extension  (such  as  for  a
          hearing).   In no event shall  the decision be delayed beyond 120

          days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to special Plan provisions as to its effect.

               7.   Binding Effect.   Obligations  incurred by the  Company
          pursuant to  this Plan  shall be  binding upon  and inure  to the benefit of the Company, its successors and assigns, and the Participant and the beneficiary or beneficiaries designated pursuant to Article IX, Section 5 hereinabove.
               8.   Entire Plan.  This document and any amendments contains

          all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.
               9.   Merger or Consolidation.  In the event of a merger or a

          consolidation by the Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation, then and in such event the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants hereunder shall continue.


                                     ARTICLE XIII
                                     CONSTRUCTION


               1.   Governing Law.    This  Plan  shall  be  construed  and

          governed in accordance with the laws of the State of Georgia.
               2.   Gender.   The masculine gender, where  appearing in the

          Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.

               3.   Headings,  etc.  The cover page of this Plan, the Table
          of   Contents  and  all  headings  used  in  this  Plan  are  for convenience of reference only and are not part of the substance of this Plan.

               THIS PLAN in its original form was adopted and became effective on December 1, 1983. This Plan, as amended on July 23,

          1986 (Amendment No. 1), and as amended on September 16, 1987 (Amendment No. 2), herein described is effective as of, and with respect to Deferred Compensation Agreements entered into on or after, January 1, 1987.


                              SAVANNAH ELECTRIC AND POWER COMPANY



                              By:
                                   A.M. Gignilliat, Jr.
                                   President and Chief Executive Officer

          ATTEST:


          K. R. Willis
          Treasurer and Secretary


          /sd


          (Corporate Seal)

                                      EXHIBIT A
                           DEFERRED COMPENSATION AGREEMENT


               THIS  AGREEMENT   is  made  this   _______________  day   of

          ___________________ 19__, between SAVANNAH ELECTRIC AND POWER COMPANY, a Georgia corporation (hereinafter the "Company"), and

          ______________________________________,  a  Key  Employee of  the
          Company (hereinafter called "Participant").

               WHEREAS, the Board of Directors of the Company has approved a Deferred Compensation Plan for the purpose of attracting and retaining in the employment of
          the Company outstanding Key Employees; and

               WHEREAS, such Deferred Compensation Plan provides that the Participant becomes eligible to participate upon execution of a

          Deferred Compensation Agreement;
               NOW, THEREFORE,  in consideration  of the mutual  agreements herein contained, the Company and the Participant agree as follows:

               1. Participation. This Agreement is made to evidence the Participant's participation in the Deferred Compensation Plan for

          Key Employees of SAVANNAH ELECTRIC AND POWER COMPANY (hereinafter the "Plan"), to set forth the amount of the Participant's compensation to be [deferred, to establish the amount of the Participant's Normal Retirement Benefit and certain Survivor

          Benefits under the Plan, and to set forth the Present Value Interest Rate.]2

               2.   Adoption of Plan.   The Plan (and all  its provisions),
          as  it  now  exists and  as  it  may  be  amended  hereafter,  is incorporated herein and made a part of this Agreement.
               3.   Definitions.   When  used herein,  the terms  which are

          defined in the Plan shall have the meanings given them in the Plan, unless a different meaning is clearly required by the context.
               4.   No Interest  Created.  Neither the  Participant nor his

          Designated Beneficiary shall have any interest in any assets of the Company, including policies of insurance. The Participant and his Designated Beneficiary shall have only the right to receive the benefits under the Plan and this Agreement.
               5.   Deferrals.  Pursuant  to Article III of  the Plan,  the

          Participant  hereby  elects to   defer  the  receipt of,  and the
          Company  hereby elects  to defer  the payment  of, Salary  in the

          a      m      o      u      n      t                     o      f
          _______________________________________________________________

          [Dollars ($______________) per year as follows:
                    (a)  One (1)  year  deferral:  for  the  calendar  year

          _______________.
                    (b)  Four (4)  year  deferral: for  the calendar  years

          ________, ________, ________, and _____________.]2
               6.   Normal  Retirement Benefit.   The  Participant's Normal

          Retirement  Benefit, as  defined in  Article IV  of the  Plan, is
          _________________________________________________        [Dollars

          ($_____________)]2 per month, payable for 180 months.
               7.   Survivor Benefit.   [If the  Participant is  Insurable,

          the Participant's Survivor Benefit, payable pursuant to Section 3(a) of Article V of the Plan,]2 is the appropriate monthly amount, payable for 180 months, as follows:

                  Participant's Age                 Monthly Amount
                  at Date of Death             (payable for 180 months)










               8.   [Present Value  Interest Rate.   If the  Participant is
          not  Insurable, the interest rate for purposes of determining the

          Participant's Survivor  Benefit, if  any, pursuant to  ARTICLE V,
          Section 3(b) (i.e., the present value of the Participant's monthly Normal Retirement Benefit), shall be ______________ percent compounded annually.]2

               [9. Condition Subsequent. The Company's obligations to pay the Participant or his Designated Beneficiary the benefits provided for herein are conditioned upon the nonoccurrence of the following event(s):

               [Insert here description of event(s) constituting condition subsequent, asdetermined from time to time by the Committee] If any of such events occur, the Company shall have the

          right, for  a period of  one (1)   year following such  event, to
          refund  to  the Participant  or  his  Designated Beneficiary,  as

          applicable, the deferrals the Participant has made hereunder with interest from the date of a deferral accrued at the rate of nine percent  (9%) per annum compounded annually.  The payment of such
          refund   shall  fully  and  completely  discharge  the  Company's

          obligations hereunder and shall  fully and completely satisfy all
          the  participant's   and  his  Designated   Beneficiary's  rights

          hereunder.]1,2
               [10. Entire Agreement.   This Agreement contains  the entire

          agreement and understanding by and between the Company and the Participant with respect to the subject matter hereof, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect.]1,2

               IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals as of the day and year first above written.


                                   SAVANNAH ELECTRIC AND POWER COMPANY



                                   By:
                                        A. M. Gignilliat, Jr.
                                        President   and   Chief   Executive
          Officer

          ATTEST:

          K. R. Willis
          Treasurer and Secretary

          (Corporate Seal)

                                   Employee:



                                                                     (L.S.)
                                                  Participant

                              Designation of Beneficiary

                     Deferred Compensation Plan for Key Employees
                                          of
                         Savannah Electric and Power Company




               As a Participant in the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company, I hereby designate the following person(s) as "Designated Beneficiary," as that term is defined and used in the Plan:

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________

          _________________________________________________________________
          _____________


          I understand that the Designated Beneficiary named above may be changed or revoked by me at any time by filing a new designation in writing with the Committee.

          Date_____________________________
          ___________________________________
                                                  Signature of Participant

          [adamscl] h:\wpdocs\mtd\savannah\d-comp-ee.pln

                           FIRST AMENDMENT TO THE DEFERRED
                        COMPENSATION PLAN FOR KEY EMPLOYEES OF
                         SAVANNAH ELECTRIC AND POWER COMPANY

                    WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company (the "Plan"), in order to provide key management employees of the Company with long-term compensation incentives; and

                    WHEREAS, the Plan has been amended from time to time to change the terms of these long-term compensation incentives; and

                    WHEREAS, it is the Company's desire to amend the Plan at this time to clarify administration of the Plan; and

                    WHEREAS, the Company has reserved the right to amend the Plan at any time in Article XI of the Plan.

                    NOW, THEREFORE, effective October 12, 1994, the Company hereby amends the Plan as follows:

                                         11.

                    Section 2.2 of the Plan is amended by deleting such provision in its entirety and inserting the following:

                    "Committee":  The Administrative Benefits
                    Committee appointed by the Board of Directors of the Company to administer the Plan.

                    IN WITNESS WHEREOF, the Board of Directors of Savannah Electric and Power Company hereby approves this First Amendment to the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company, as executed by the undersigned authorized officer, and further authorizes such other actions necessary to implement this Amendment this _____ day of ________________, 1994, to be effective as of October 12, 1994.

                                   SAVANNAH ELECTRIC AND POWER COMPANY


                                   By:
                                        Arthur M. Gignilliat, Jr.
                                        President and Chief Executive
          Officer

          ATTEST:

          Lavonne K. Calandra
          Corporate Secretary

          (CORPORATE SEAL)